UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008
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SES Solar Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000- 49891	33-0860242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

129 Route de Saint-Julien, Plan-les-Ouates Geneva, Switzerland	1228
(Address of principal executive offices)	(Zip Code)

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Registrant’s telephone number, including area code: 41.22.884.1484

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
John Veltheer, a member of the Board of Directors of SES Solar Inc. (the “Company”) since September 2006, resigned from the Company as a member of the Board of Directors effective May 13, 2008 due to a disagreement with the Company over its policy of compensation to directors.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1    John Veltheer Letter of Resignation, dated May 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES Solar Inc.
By:	/s/ Jean-Christophe Hadorn
Name: Title:	Jean-Christophe Hadorn Chairman and Chief Executive Officer

Date: May 15, 2008

EXHIBIT INDEX

Description
99.1	John Veltheer Letter of Resignation, dated May 13, 2008